Exhibit (a)(1)(C)

MF Global Holdings Ltd.

Letter of Transmittal and Consent

OFFER TO EXCHANGE

Shares of our Common Stock

for any and all of our issued and outstanding

9.00% Convertible Senior Notes Due 2038

(CUSIP No. 55276YAB2)

AND CONSENT SOLICITATION

Pursuant to the Offer to Exchange and Notes Consent Solicitation dated June 1, 2010

THE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JUNE 29, 2010, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS MUST VALIDLY TENDER THEIR NOTES PRIOR TO THE EXPIRATION DATE TO BE ELIGIBLE TO RECEIVE THE OFFER CONSIDERATION. TENDERS OF NOTES MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE. A VALID WITHDRAWAL OF NOTES SHALL BE DEEMED A REVOCATION OF ANY RELATED CONSENT.

The Exchange Agent for the Offer is:

U.S. Bank National Association

By Registered or Certified Mail, Hand, Overnight Courier or

by Facsimile Transmission (for Eligible Institutions only)

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN 55107-1419

Attn: Specialized Finance Department

Phone: (800) 945-4689

Fax: (651) 495-8158

Delivery of this Letter of Transmittal (this “Letter of Transmittal”) to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery. The method of delivery of this Letter of Transmittal, Notes and all other required documents to the Exchange Agent, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP (as defined below), is at the election and risk of Holders.

Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Exchange and Notes Consent Solicitation dated June 1, 2010 (as the same may be amended or supplemented from time to time, the “Offer to Exchange”) of MF Global Holdings Ltd., an Delaware corporation (the “Company”).

As part of this exchange offer, we are also soliciting from the holders of the Notes their consent to the termination of the Replacement Capital Covenant we made for their benefit on July 18, 2008. Each holder who tenders Notes in the exchange offer will be deemed to have given such holder’s consent to the termination with respect to the holder’s tendered Notes, and such consent will be effective upon our acceptance of the tendered Notes in the offer, all as described in the Offer to Exchange under the caption “Notes Consent Solicitation.” In this Letter of Transmittal, all references to the exchange offer include the Notes consent solicitation and all references to tenders or withdrawals of Notes include the accompanying tender or withdrawal of consent to termination of the Covenant.

All of the Notes are currently held in book-entry form through the facilities of The Depository Trust Company (“DTC”), whose nominee is the record owner of the Notes on the Company’s records. This Letter of Transmittal may be used by any record owner of Notes to tender those Notes in the exchange offer. It may also be used by any DTC participant that has Notes credited to its DTC account to tender those Notes in the exchange offer. However, DTC participants may instead tender their Notes through DTC’s Automated Tender Offer Program (“ATOP”) and in that event need not complete this Letter of Transmittal. Persons who hold interests in Notes but are not the record owners of the Notes (other than DTC participants) must cause the DTC participant through which they hold their interest (directly or indirectly through brokers, banks or others) to execute the tender on their behalf.

Solely for the purposes of this Letter of Transmittal, we refer to any person who is listed as the record owner of Notes on the Company’s records, as well as any DTC participant that has Notes credited to its DTC account, as the “Holder” of those Notes. We refer to any person listed as the record owner of Notes on the Company’s records as the “Registered Holder” of those Notes.

This Letter of Transmittal need not be completed by a DTC participant tendering Notes through ATOP. However, as described in the Offer to Exchange, a DTC participant who tenders Notes through ATOP will be deemed to be bound by the terms of the Offer to Exchange and this Letter of Transmittal with respect to Notes so tendered and accepted.

TENDER OF NOTES

☐ CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Date Tendered:

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the information requested on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted. This Letter of Transmittal need not be completed by Holders tendering Notes through ATOP.

DESCRIPTION OF NOTES TENDERED
9.00% Convertible Senior Notes due 2038 (CUSIP No. 55277J108)

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

*       Need not be completed by Holders tendering by book-entry transfer.

**     Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered. Only Holders may validly tender their Notes pursuant to the offer.

If not already printed above, the name(s) and address(es) of the Registered Holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Notes.

No offer to exchange is being made to, nor will tenders of Notes be accepted from or on behalf of, persons in any jurisdiction in which the making or acceptance of any offer to exchange would not be in compliance of the laws of such jurisdiction.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to MF Global Holdings Ltd., a Delaware corporation, upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Exchange (collectively, the “Offer Documents”), receipt of which is hereby acknowledged, the principal amount or amounts of Notes indicated in the table above entitled “Description of Notes Tendered” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such table). The undersigned represents and warrants that the undersigned has the Offer Documents and agrees to all of the terms and conditions herein and in the Offer Documents.

The undersigned agrees and acknowledges that, by the execution and delivery of this Letter of Transmittal (or agreeing to the terms of this Letter of Transmittal pursuant to an Agent’s Message), the undersigned grants written consent to the termination of the Covenant described in the Offer to Exchange with respect to the Notes being tendered hereby. The undersigned understands and agrees that the consent provided hereby shall remain in full force and effect unless and until such consent is revoked by valid delivery of a properly completed notice of withdrawal. The undersigned understands that after the expiration date, no consents may be revoked, and that tenders of the Notes in the exchange offer will be deemed to be the delivery of consents to the termination of the Covenant with respect to the Notes tendered.

The undersigned understands that tenders of Notes pursuant to the procedures described in the Offer to Exchange under the headings “The Exchange Offer — Procedures for Tendering Exchange Securities” and “Notes Consent Solicitation” and in this Letter of Transmittal (including the accompanying instructions) will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions described in the Offer to Exchange and this Letter of Transmittal. The undersigned represents and warrants that the undersigned has full power and authority to surrender and deliver to you the above-listed Notes, to tender, sell and assign the Notes being tendered pursuant hereto, to consent to termination of the Covenant with respect to such Notes and generally to enter into the agreement described above (and to act pursuant hereto), in each case without restriction and on behalf of the undersigned, the Registered Holder (if not the undersigned) and all other persons, if any, who have an interest in such Notes. The undersigned hereby represents and warrants that, in addition to itself, this Letter of Transmittal and the agreement described above is binding upon the Registered Holder (if not the undersigned) and all such other persons, without restriction. The undersigned shall, upon request, execute and deliver any additional documents necessary or desirable to complete the surrender of such Notes.

The undersigned further represents and warrants that, when the Company accepts the Notes tendered hereby for exchange, it will acquire good and marketable title to the Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to deliver to the Company the above-described Notes (together with all accompanying evidence of authenticity), against receipt by the Exchange Agent (as agent of the undersigned) of certificates representing that number of shares of Common Stock and cash that the undersigned is entitled to receive for such Notes pursuant to the exchange offer. All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned and all obligations of the undersigned shall be binding upon the successors, heirs, executors, administrators, legal representatives and assigns of the undersigned.

The undersigned understands that tenders of Notes pursuant to any one of the procedures described in the Offer to Exchange and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer. Subject to, and effective upon, the acceptance of the Notes tendered hereby, by executing and delivering this Letter of Transmittal (or agreeing to the terms of this Letter of Transmittal pursuant to an Agent’s Message) the undersigned (without limiting the foregoing): (i) irrevocably sells, assigns, and transfers to or upon the order of the Company all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of the Note(s) tendered thereby; (ii) waives any and all rights with respect to the Notes tendered; (iii) releases and discharges the Company from any and all claims such holder may have, now or in the future, arising out of or related to the Notes; and (iv) consents to the termination of the Covenant as provided above.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Exchange, the Company may terminate or amend the exchange offer or may postpone the acceptance for exchange of Notes tendered, and may not be required to exchange any of the Notes tendered hereby other than in accordance with the terms and conditions of the exchange offer.

The undersigned understands that a valid tender of the Notes is not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter of Transmittal (or an Agent’s Message in lieu thereof), duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to the Company (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the Notes hereunder (including time of receipt) and acceptance of tenders and withdrawals of the Notes will be determined by the Company in its sole judgment (which may delegate power in whole or in part to the Exchange Agent).

Unless otherwise indicated under “Special Exchange Instructions,” please issue shares of Common Stock and any untendered Notes and a check for any cash premium, accrued interest and payments in lieu of fractional shares, in the name(s) of the Registered Holder (for credit to the DTC account of the undersigned DTC participant, if applicable) specified in the table above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the certificates representing shares of Common Stock and any untendered Notes and issue and a check for any cash premium, accrued interest and payments in lieu of fractional shares (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both the “Special Exchange Instructions” and the “Special Delivery Instructions” are completed, please issue certificates representing shares of Common Stock and any untendered Notes and a check for any cash premium, accrued interest and payments in lieu of fractional shares in the name(s) of, and forward certificates representing shares of Common Stock and any untendered Notes and such check to, the person(s) so indicated.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the information agent, whose address and telephone number appears on the final page of this Letter of Transmittal. See Instruction 9 below.

SPECIAL EXCHANGE INSTRUCTIONS

To be completed ONLY if certificates for shares of Common Stock or Notes not tendered or accepted for exchange and the check for any cash premium, accrued interest and cash in lieu of fractional shares, are to be issued in the name of someone other than the Registered Holder or, in the case of such check, the undersigned.

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if certificates for shares of Common Stock or Notes not tendered or accepted for exchange and the check for any cash premium, accrued interest and in lieu of fractional shares are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue Certificate(s) to:		Mail Certificate(s) to:

Name:		Name:
	(PLEASE PRINT)		(PLEASE PRINT)

Address:		Address:
	(INCLUDE ZIP CODE)		(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

(SEE SUBSTITUTE FORM W-9 BELOW OR FORM W-8, AS APPLICABLE)

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering Holders except Holders executing the tender through DTC’s ATOP system.)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes listed in the box above labeled “Description of Notes Tendered” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

Signature(s):

(Must be signed by the Registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Notes or, if the Notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 2.)

Dated:

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

(REMEMBER TO COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

MEDALLION SIGNATURE GUARANTEE

(ONLY IF REQUIRED—SEE INSTRUCTIONS 1 AND 2)

Authorized Signature of Guarantor:

Name of Firm:

Address:

Area Code and Telephone Number:

[Place Seal Here]

INSTRUCTIONS

FORMING PART OF THE EXCHANGE OFFER

1. LETTER OF TRANSMITTAL. This Letter of Transmittal is being provided to you to effect the exchange of Notes for shares of Common Stock, the consent to termination of the Covenant, the payment of the cash premium, if any, and acceptance of the exchange offer.

2. SIGNATURES. (a) All signatures must correspond exactly with the way your name is written on the Note certificate(s) without alteration, variation or any change whatsoever (unless you are a DTC participant).

(b) If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

(c) If the Note(s) surrendered with this Letter of Transmittal is (are) owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

(d) If your Note(s) are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Notes.

(e) If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the registered holder of the Note(s), such person must indicate their capacity when signing this Letter of Transmittal and must submit proper evidence of his or her authority to act.

3. SIGNATURE GUARANTEE. Each signature on this Letter of Transmittal or any notice of withdrawal, as the case may be, must be guaranteed unless the Notes surrendered for exchange pursuant hereto are tendered (i) by the Registered Holder of the Notes who has not completed either the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, or (ii) for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, each known as an eligible institution. In the event that a signature on this Letter of Transmittal or a notice of withdrawal, as the case may be, is required to be guaranteed, such guarantee must be by an eligible institution. If the Holder is a person other than the signer of this Letter of Transmittal, see Instruction 6 below.

4. DESCRIPTION OF NOTES TENDERED. Please review and, if required, make any corrections to, the form entitled “Description of Notes Tendered” which sets forth the Notes which are to be delivered to the Exchange Agent with this Letter of Transmittal upon your acceptance of the exchange offer.

5. INADEQUATE SPACE. If the space provided is inadequate, the numbers of the Note certificate(s) delivered for exchange should be listed on a separate signed schedule and attached hereto.

6. ENDORSEMENTS. Unless this Letter of Transmittal is signed by the Registered Holder(s) of the Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes), such Notes must be endorsed or accompanied by appropriate instruments of transfer, and be accompanied by a duly completed proxy entitling the signer to tender such Notes on behalf of such Registered Holder(s) (or such participant), and each such endorsement, instrument of transfer or proxy must be signed exactly as the name or names of the Registered Holder(s) appear on the Notes (or as the name of such participant appears on a security position listing as the owner of such Notes); signatures on each such endorsement, Instrument of transfer or proxy must be guaranteed by an eligible institution.

7. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF THE NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Notes represented by any Note certificate delivered to the Exchange

Agent are to be tendered, fill in the number of Notes that are to be tendered in the box entitled “Principal Amount Tendered.” In such case, a new Note certificate for the remainder of the Notes represented by the old Note certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the “Special Exchange Instructions” or “Special Delivery Instructions” boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the exchange offer. All Notes represented by Note certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

8. SPECIAL DELIVERY INSTRUCTIONS. Unless instructions to the contrary are given in the Special Delivery Instructions on this letter of transmittal, certificates for shares of Common Stock issued pursuant to this Letter of Transmittal, together with any untendered Note(s), check for any cash premium, accrued interest and cash in lieu of fractional shares, will be mailed to the Holder.

9. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal may be obtained from, and all inquires with respect to the surrender of the Notes should be made directly to Georgeson Inc., as the information agent for the exchange offer, at its address and telephone numbers listed on the back of this Letter of Transmittal.

10. BACKUP WITHHOLDING. U.S. INTERNAL REVENUE SERVICE CIRCULAR 230 NOTICE: TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS DOCUMENT OR ANY DOCUMENT REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THEM UNDER THE U.S. INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN FOR USE IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Federal income tax law imposes “backup withholding” unless a surrendering U.S. holder, and, if applicable, each other payee, has provided such holder’s or payee’s correct taxpayer identification number (“TIN”) which, in the case of a holder or payee who is an individual, is his or her social security number, and certain other information, or otherwise establishes a basis for exemption from backup withholding. Completion of the attached Substitute Form W-9 should be used for this purpose. If the Exchange Agent (or other withholding agent, as applicable) is not provided the correct TN, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). Exempt holders and payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption. Exempt U.S. holders should furnish their TIN, check the exemption in Part 2 of the attached Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. In order for a non-U.S. holder to qualify as an exempt recipient, that non-U.S. holder should submit a properly completed IRS Form W-8, as applicable (which are available from the Exchange Agent) signed under penalties of perjury, attesting to that non-U.S. holder’s foreign status.

In addition to penalties, failure to provide the Exchange Agent (or other withholding agent, as applicable) with the correct information or an adequate basis for an exemption from backup withholding may result in backup withholding at a current rate of 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended (the “Code”)) on payments paid to the holder or other payee pursuant to the exchange offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the IRS on a timely basis.

A U.S. holder (or other payee) should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” if such U.S. holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent may backup withhold 28% on payments made pursuant to the offer. A U.S. holder who writes “Applied For” in the space in Part 1 in lieu of furnishing his or her TIN should furnish the Exchange Agent with such holder’s TIN as soon as it is received.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if the Notes are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

11. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS. The method of delivery of Notes, Letters of Transmittal and all other required documents is at the election and risk of the noteholder. If delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the noteholder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery.

12. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the back cover of this Letter of Transmittal to receive information about the procedures for obtaining replacement certificates for Notes.

PAYER’S NAME: U.S. Bank National Association

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Name (as shown on your income tax return)

_______________________________________________________________________

Business Name, if different from above

_______________________________________________________________________

Check appropriate box:

☐ Individual/Sole proprietor        ☐ Corporation        ☐ Partnership         ☐ Other

Address

_______________________________________________________________________

City, state, and ZIP code

_______________________________________________________________________

	Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number OR Employer Identification Number
PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. citizen or a U.S. person (defined below).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGNATURE DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature	Date , 2009

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Code.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of —	For this type of account:	GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER of —

1. Individual	The individual	7. A valid trust, estate, or pension trust	Legal entity (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8. Corporation or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	10. Partnership or multi-member LLC	The partnership or LLC
b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	11. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or single-owner LLC	The owner (3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

6. Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the Internal Revenue Service (the “IRS”) must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 only if you are a U.S. person (including a resident alien), to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a exempt payee. The TIN provided must match the name given on the Substitute Form W-9. For federal tax purposes, you are considered a U.S. person if you are: (1) an individual who is a U.S. citizen or U.S. resident alien, (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in Treasury Regulations section 301.7701-7).

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

In order to tender, a Holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for Notes and any other required documents to the Exchange Agent at the address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.

The Exchange Agent for the Offer is:

U.S. BANK NATIONAL ASSOCIATION

60 Livingston Avenue

St. Paul, MN 55107-1419

Attn: Specialized Finance Department

Phone: (800) 945-4689

Fax: (651) 495-8158

Any questions or requests for assistance or for additional copies of the Offer to Exchange or this Letter of Transmittal may be directed to the Information Agent at the address, email address and telephone numbers set forth below. A Holder may also contact such Holder’s broker, dealer, custodian bank, depository, trust company or other nominee for assistance concerning the offer.

The Information Agent for the Offer is:

199 Water Street, 26th Floor

New York, NY 10038-3560

Banks and Brokers Call (212) 440-9800

All Others Call Toll Free (866) 856-4733